PENN SERIES FUNDS, INC.

Supplement dated September 29, 2023

to the Statement of Additional Information (“SAI”)

dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Emerging Markets Equity Fund and International Equity Fund

Effective October 1, 2023 (the “Effective Date”), Vontobel Asset Management, Inc., sub-adviser to the Emerging Markets Equity Fund and International Equity Fund (together, the “Funds”), will engage certain of its international affiliate organizations to provide order routing and execution services to the Funds. As a result of the foregoing, as of the Effective Date, the following footnote is added for the Funds in the sub-advisory fees table under the section “General Information — Investment Advisory Services” beginning on page 70 of the SAI:

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Vontobel Asset Management, Inc. (“Vontobel”) utilizes order routing and execution services of certain of its foreign (non-U.S.) affiliates (“Vontobel Affiliates”) that are not registered under the Investment Advisers Act of 1940 (the “Advisers Act”). One or more Vontobel Affiliate employees may provide services to the Emerging Markets Equity Fund and International Equity Fund subject to the supervision of Vontobel through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, the Vontobel Affiliates are considered Participating Affiliates of Vontobel. Any compensation to the Vontobel Affiliates would be paid by Vontobel from the investment advisory fee paid to Vontobel by PMAM.

The changes described above are not expected to affect the day-to-day management of the Funds nor will they affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9021   09/23